UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 25, 2005

                        Selective Insurance Group, Inc.
                        -------------------------------
             (Exact name of registrant as specified in its charter)

         New Jersey                    0-8641              22-2168890
         ----------                    ------              ----------
 (State or other jurisdiction       (Commission          (I.R.S. Employer
     of incorporation)              File Number)         Identification No.)

       40 Wantage Avenue, Branchville, New Jersey           07890
       ------------------------------------------           -----
       (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code    (973) 948-3000

                                      n/a
                                      ---
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

         On October 25, 2005, Selective Insurance Group, Inc. issued a press release announcing results for the third quarter ended September 30, 2005. The press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 to this Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

         99.1 Press Release of Selective Insurance Group, Inc. dated October 25, 2005.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SELECTIVE INSURANCE GROUP, INC.
                                            (Registrant)


Date:  October 25, 2005                     By:  /s/  Michael H. Lanza
                                                 ---------------------
                                            Name:  Michael H. Lanza, Esq.
                                            Title: Senior Vice President,
                                                   General Counsel and
                                                   Corporate Secretary

                                 EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------
99.1                  Press Release dated October 25, 2005.